Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 1998


                         H.E.R.C. PRODUCTS INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                     1-13012
----------------------------------------------      ---------------------
(State or other jurisdiction of incorporation)      (Commission File No.)



         2202 W. Lone Cactus Drive # 15
         Phoenix, Arizona                            85027-2621
         ------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code:(602) 492-0336

Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i)  On  October  27,   1998,   HERC   Products   Incorporated
("Registrant"), dismissed BDO Seidman, LLP as its independent accountants.

                  (ii) The reports of BDO Seidman, LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion but were modified as to uncertainty regarding substantial doubt about the ability of the Registrant to continue as a going concern.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on October 27, 1998.

                  (iv) In connection with its audits for the two most recent fiscal years and through the date of dismissal, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

                  (v) During the two most recent fiscal years and through the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 7, 1998, is filed as Exhibit 16.2 to this Form 8-K/A.

         (b)      New independent accountants

                  The Registrant engaged Arthur Andersen LLP as its new independent accountants as of October 27, 1998. During the two most recent fiscal years and to the date of engagement, the Registrant has not consulted with Arthur Andersen, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c) The following documents are filed herewith as exhibits:

   16.1  Letter from BDO Seidman, LLP dated November 2, 1998 (previously filed).

   16.2  Letter from BDO Seidman, LLP dated December 7, 1998.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            H.E.R.C. PRODUCTS INCORPORATED


                                            /s/  S. Steven Carl
                                            --------------------------------
                                            Name:  S. Steven Carl
                                            Title: President


Date:  December 7, 1998.